THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTOR®
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED DECEMBER 10, 2004
TO
PROSPECTUS DATED MAY 1, 2003
AS SUPPLEMENTED

          The United States Life Insurance Company in the City of New York is amending its Platinum Investor variable life insurance Policy prospectus for the sole purpose of providing you with additional information on the reorganization of the Safeco Resource Series Trust ("Safeco Trust") Core Equity Portfolio ("Safeco Portfolio A") and Growth Opportunities Portfolio ("Safeco Portfolio B") (each referred to as a "Safeco Portfolio"), underlying Funds of the Policies' variable investment options.

          Effective December 10, 2004, Safeco Portfolio A was reorganized into Pioneer Fund VCT Portfolio - Class I shares ("Pioneer Portfolio A") and Safeco Portfolio B was reorganized into Pioneer Growth Opportunities VCT Portfolio - Class I shares ("Pioneer Portfolio B") (each referred to as a "Pioneer Portfolio"), each a Fund of the Pioneer Variable Contracts Trust, pursuant to an Agreement and Plan of Reorganization which was approved by shareholders on December 8, 2004.

          All Policy owner accumulation values in the investment options supported by Safeco Portfolio A and Safeco Portfolio B were automatically transferred into the corresponding Pioneer Portfolio (Pioneer Portfolio A in the case of Safeco Portfolio A and Pioneer Portfolio B in the case of Safeco Portfolio B).  Only the underlying Fund changed, not the investment option itself.

          For a period of time, we may provide you with confirmations, statements and other reports that contain the names of each Safeco Portfolio.

          If you have any questions, please call our VUL Administration Department at 1-800-251-3720.